UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934 Date of Report
                  (Date of earliest event reported): September
                                     2, 2003

                        Commission File Number 001-15469

                           THERMOVIEW INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

            DELAWARE                                       61-1325129
  (State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                   Identification Number)

      5611 Fern Valley Road                                 40228
      Louisville, Kentucky                                (Zip Code)
Address of principal executive offices)

                                  502-968-2020
              (Registrant's telephone number, including area code)

Item 5. Other Events.

On September 2, 2003, we issued a press release announcing the resignation of James J. TerBeest as chief financial officer effective August 29, 2003, and the appointment of Jeffrey L. Fisher as chief financial officer effective September 2, 2003. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

(c)  Exhibits: Exhibit No. Description

99.1 News Release of ThermoView Industries, Inc. dated September 2, 2003.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            ThermoView Industries, Inc.


Date:  September 3, 2003    By: /s/ Charles L. Smith
                               -------------------------------------------------
                                Charles L. Smith
                                Chief Executive Officer
                                (principal executive officer)

Exhibit 99.1
                                  NEWS RELEASE

FOR IMMEDIATE RELEASE

ThermoView Announces CFO Resignation

LOUISVILLE, Ky. (September 2, 2003) - ThermoView Industries, Inc. (AMEX: THV), one of the country's largest full-service home improvement companies, today announced that James J. TerBeest resigned as chief financial officer effective August 29th to pursue other interests.

The Company also announced the promotion of Jeffrey L. Fisher as chief financial officer. Fisher has served as corporate controller of ThermoView since May 1998.

"Jim has been a valuable member of our senior management during his tenure at ThermoView" said Charles L. Smith, ThermoView's president and CEO. "We wish him well in his future endeavors."

TerBeest has served as chief financial officer since January 2001, and formerly served as senior vice president of accounting from July 1999 to January 2001, and chief financial officer from May 1998 to July 1999.

About ThermoView Industries, Inc.

ThermoView is a national company that designs, manufactures, markets and installs high-quality replacement windows and doors as part of a full-service array of home improvements for residential homeowners. ThermoView's common stock is listed on the American Stock Exchange under the ticker symbol "THV." Additional information on ThermoView Industries is available at http://www.thv.com.

Statements in this news release that are not descriptions of historical facts are forward-looking statements that are subject to risks and uncertainties. Words such as "expect," "intends," "believes," "plans," "anticipates" and
"likely" also identify forward-looking statements. All forward-looking statements are based on current facts and analyses. Actual results may differ materially  from  those  currently  anticipated  due  to  a  number  of  factors including, but not limited to our history of operating losses, anticipated future losses, competition, future capital needs, the need for market acceptance, dependence upon third parties, disruption of vital infrastructure, general economic downturn and intellectual property rights. All forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Additional information on factors that may affect the business and financial results of the Company can be found in filings of the Company with the Securities and Exchange Commission.

                                     # # #

CONTACTS: Jeffrey L. Fisher, Chief Financial Officer, ThermoView Industries, Inc., (http://www.thv.com), 502-968-2020. -------------------